Summary Prospectus Supplement

July 19, 2022

Morgan Stanley Variable Insurance Fund, Inc.

Supplement dated July 19, 2022 to the Morgan Stanley Variable Insurance Fund, Inc. Summary Prospectus dated April 29, 2022

Emerging Markets Debt Portfolio (Class II) (the "Fund")

The section of the Summary Prospectus entitled "Fund Management — Portfolio Managers" is hereby deleted and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Emerging Markets Debt team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser(s)	Date Began Managing Fund
Warren Mar	Managing Director of the Adviser	December 2014
Sahil Tandon	Managing Director of MSIM Limited	October 2015
Akbar Causer	Managing Director of the Adviser	July 2022
Kyle Lee	Executive Director of the Adviser	July 2022
Federico Sequeda	Executive Director of the Adviser	July 2022

Effective September 30, 2022, Warren Mar will no longer serve as a portfolio manager of the Fund. Accordingly, effective September 30, 2022, all references to Mr. Mar will be removed from the Fund's Summary Prospectus.

Please retain this supplement for future reference.